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                                                                  Exhibit 99

NEWS RELEASE

THE LACLEDE GROUP

                                       720 OLIVE STREET, ST. LOUIS, MO 63101

                                            CONTACT: Richard N. Hargraves
                                                     (314) 342-0652

FOR IMMEDIATE RELEASE

             THE LACLEDE GROUP ANNOUNCES FIRST-QUARTER EARNINGS

         ST. LOUIS, MO, January 29, 2004 - The Laclede Group (NYSE: LG) today released its earnings report for the first quarter of its fiscal year 2004.

         Earnings for the quarter that ended December 31, 2003 were 87 cents per share, compared with 80 cents per share earned during the same period last year.

         The period-to-period increase resulted primarily from improved earnings at The Group's core subsidiary, Laclede Gas Company, the largest natural gas distribution company in Missouri serving the St. Louis metropolitan area and several other counties in eastern Missouri. The utility's results this year increased over the same period last year largely due to improved results from its off-system sales and capacity release programs, lower operating expenses, and the full quarter impact of the general rate case that became effective in November 2002. As part of that case, Laclede Gas implemented a general rate increase and a weather mitigation rate structure designed to stabilize the utility's earnings while lessening the impact of weather volatility on its customers during cold winters. The weather during the current quarter was 18% warmer than normal and 19% warmer than the same period last year.

                                   (more)


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         SM&P Utility Resources and Laclede Energy Resources, The Group's
largest unregulated subsidiaries, produced lower results this year compared to the same quarter last year. The decrease for SM&P primarily reflects the impact of the partial loss of two major customers, which was first reported during the same quarter a year ago, partially offset by customer growth in these and other markets. Laclede Energy Resources' earnings decreased compared to the same period last year due to lower sales margins.

         Note: This news release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. The Company's future operating results may be affected by various uncertainties and risk factors, many of which are beyond the Company's control, including weather conditions, governmental and regulatory policy and action, the competitive environment and economic factors. For a more complete description of these uncertainties and risk factors, see the Company's Form 10-K for the year ended September 30, 2003, filed with the Securities and Exchange Commission.



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                                                  UNAUDITED

STATEMENTS OF CONSOLIDATED INCOME

THE LACLEDE GROUP, INC.
(Thousands, Except Per Share Amounts)

                                                                                           THREE MONTHS ENDED
                                                                                              DECEMBER 31,
                                                                                     --------------------------------
                                                                                            2003              2002
                                                                                            ----              ----
OPERATING REVENUES:
    Regulated
      Gas distribution . . . . . . . . . . . . . . . . . . . . . . . . . . .              $261,350          $217,165
    Non-Regulated
      Services . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                19,548            30,823
      Gas marketing. . . . . . . . . . . . . . . . . . . . . . . . . . . . .                50,983            31,267
      Other. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   756               916
                                                                                     --------------    --------------
                                             Total operating revenues                      332,637           280,171
                                                                                     --------------    --------------

OPERATING EXPENSES:
    Regulated
       Natural and propane gas . . . . . . . . . . . . . . . . . . . . . . .               175,275           133,843
       Other operation expenses. . . . . . . . . . . . . . . . . . . . . . .                29,483            31,324
       Maintenance . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 4,429             4,444
       Depreciation and amortization . . . . . . . . . . . . . . . . . . . .                 5,658             5,493
       Taxes, other than income taxes. . . . . . . . . . . . . . . . . . . .                14,832            14,128
                                                                                     --------------    --------------
                                   Total regulated operating expenses                      229,677           189,232
    Non-Regulated
      Services . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                20,431            30,625
      Gas marketing. . . . . . . . . . . . . . . . . . . . . . . . . . . . .                50,288            30,104
      Other .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   967               977
                                                                                     --------------    --------------
                                             Total operating expenses                      301,363           250,938
                                                                                     --------------    --------------
OPERATING INCOME . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                31,274            29,233
                                                                                     --------------    --------------
OTHER INCOME AND (INCOME DEDUCTIONS) - NET . . . . . . . . . . . . . . . . .                 1,552             1,048
                                                                                     --------------    --------------

INTEREST CHARGES:
    Interest on long-term debt . . . . . . . . . . . . . . . . . . . . . . .                 4,814             5,205
    Preferred dividends and subsidiary trust distributions . . . . . . . . .                   866               144
    Other interest charges . . . . . . . . . . . . . . . . . . . . . . . . .                 1,085             1,349
                                                                                     --------------    --------------
                                               Total interest charges                        6,765             6,698
                                                                                     --------------    --------------
INCOME BEFORE INCOME TAXES . . . . . . . . . . . . . . . . . . . . . . . . .                26,061            23,583
INCOME TAX EXPENSE. . . . . . . . . . . .. . . . . . . . . . . . . . . . . .                 9,454             8,472
                                                                                     --------------    --------------
NET INCOME . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                16,607            15,111
DIVIDENDS ON REDEEMABLE PREFERRED STOCK - LACLEDE GAS. . . . . . . . . . . .                    16                16
                                                                                     --------------    --------------
NET INCOME APPLICABLE TO COMMON STOCK. . . . . . . . . . . . . . . . . . . .              $ 16,591          $ 15,095
                                                                                     ==============    ==============


AVERAGE NUMBER OF COMMON SHARES OUTSTANDING. . . . . . . . . . . . . . . . .                19,116            18,961
BASIC EARNINGS PER SHARE OF COMMON STOCK . . . . . . . . . . . . . . . . . .              $   0.87          $   0.80
DILUTED EARNINGS PER SHARE OF COMMON STOCK . . . . . . . . . . . . . . . . .              $   0.87          $   0.80


CERTAIN PRIOR-PERIOD AMOUNTS HAVE BEEN RECLASSIFIED TO CONFORM TO CURRENT-YEAR PRESENTATION.
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